EXECUTION VERSION
THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated effective as of March 11, 2024 (the “Execution Date”), is by and between EXXON MOBIL CORPORATION, a New Jersey corporation (“EMC”), and MOBIL PACIFIC PIPELINE COMPANY, a Delaware corporation (“MPPC”) (each a “Seller”), and SABLE OFFSHORE CORP., a Texas corporation (“Purchaser”). Seller and Purchaser are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties”. EMC and MPPC may from time to time hereinafter be referred to collectively as “ExxonMobil”, “Seller” or “Sellers” solely for convenience and simplicity; such reference is not intended to in any way affect the corporate separateness of these separate legal entities.

RECITALS

A.WHEREAS the Parties entered into that certain Purchase and Sale Agreement dated November 1, 2022 (as amended by that certain Side Letter dated November 4, 2022, the certain First Amendment thereto dated effective June 13, 2023, that certain Second amendment thereto dated effective December 15, 2023 and this Third Amendment, and as may be further amended from time to time, the “PSA”).

B.The Parties desire to amend the PSA pursuant to Section 17.1 thereof, as more specifically set forth in this Amendment.

AMENDMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to them in the PSA.

2.Deletion of Section 11.14(b)(i) of the PSA. Section 11.14(b)(i) of the PSA, as previously amended, is hereby deleted in its entirety. Accordingly, Sellers acknowledge that Purchaser shall not be required to change the name of POPCO; provided, however, that all other provisions of Section 11.14 (as previously amended) shall remain unchanged and in full force and effect.

3.Compliance with PSA. The Parties acknowledge that this Amendment complies with the requirements to alter or amend the PSA, as stated in Section 17.1 of the PSA. The PSA, as amended herein, is ratified and confirmed, and all other terms and conditions of the PSA not modified by this Amendment shall remain in full force and effect. All references to the PSA shall be considered to be references to the PSA as modified by this Amendment. In the event of any conflict between the terms and conditions of this Amendment, and the terms and conditions of the PSA, the terms and conditions of this Amendment shall govern and control the point in conflict. This Amendment shall be

EXECUTION VERSION
binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

4.Governing Law. This Amendment and the relationship of the Parties with respect to this Amendment shall be governed by the laws of the State of Texas without regard to conflicts of laws principles.

5.Entire Agreement and Modification. This Amendment, the PSA, and the Transaction Documents, including all Schedules and Exhibits attached hereto and thereto, constitute the entire agreement between the Parties as to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions of the Parties, whether oral or written. This Amendment may not be amended or otherwise modified except by a written agreement executed by the Parties.

6.Incorporation. The Parties acknowledge that this Amendment shall be governed by the terms of Section 17.2 (References and Rules of Construction), Section 17.4 (Waiver), Section 17.5 (Conflict of Law, Jurisdiction, Venue, Arbitration), Section 17.6 (Notices), Section 17.7 (Timing), Section 17.8 (Confidentiality), Section 17.11 (Severability), Section 17.12 (Parties in Interest), Section 17.14 (Execution in Counterparts) and Section 17.15 (Recourse Only Against Parties) of the PSA, and such provisions shall be incorporated herein, mutatis mutandis.

7.Headings. The headings of the articles and sections of this Amendment are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Amendment.

8.Counterparts. This Amendment may be executed electronically or delivered (including by facsimile or electronic transmission) in one or more counterparts, each of which shall be deemed to be an original copy of this Amendment, and each of which may be executed by less than all of the Parties, and shall be enforceable and effective against the Parties actually executing such counterparts, and all of which, when taken together, shall be deemed to constitute one and the same agreement.

[Signature pages follow.]

EXECUTION VERSION
EXECUTED as of the Execution Date of this Amendment.

SELLER:

EXXON MOBIL CORPORATION

By:	/s/ Mickey D. Johnson
Name:	Mickey D. Johnson
Title:	Agent & Attorney-In-Fact

MOBIL PACIFIC PIPELINE COMPANY

By:	/s/ David H. Welsh
Name:	David H. Welsh
Title:	President

[Signature Page to Third Amendment to the Purchase and Sale Agreement]

EXECUTION VERSION

PURCHASER:

SABLE OFFSHORE CORP.

By:	/s/ James C. Flores
Name:	James C. Flores
Title:	Chairman and Chief Executive Officer

[Signature Page to Third Amendment to the Purchase and Sale Agreement]